Exhibit 99.1

NEWS RELEASE

Alex M. Azar II Joins Guardant Health Board of Directors

PALO ALTO, Calif., September 15, 2025 -- Guardant Health, Inc. (Nasdaq: GH), a leading precision oncology company, today announced the appointment of Alex M. Azar II to its board of directors, effective immediately. As the 24th Secretary of the U.S. Department of Health and Human Services (HHS), Secretary Azar had oversight and management of agencies critical to all Americans’ health care including the Centers for Medicare and Medicaid Services, the Food and Drug Administration, and the Center for Disease Control and Prevention.

“We’re honored to welcome Secretary Azar to Guardant’s board,” said Helmy Eltoukhy, chairman and co-CEO of Guardant Health. “Secretary Azar has served at the senior-most levels of government as well as the private sector, bringing deep operating experience coupled with a strategic understanding of how policy, innovation and patient access intersect. His perspective will be invaluable as we continue developing new innovations to conquer cancer and working to ensure more patients have access to lifesaving technologies.”

“Guardant pioneered a new category with liquid biopsy and continues to push the boundaries of what is possible as the leading company in the space,” said Secretary Azar. “I look forward to working with the board and leadership team to advance the company’s impact and mission of helping people live longer, healthier lives by catching and managing cancer earlier.”

Prior to his appointment as HHS Secretary, Azar held multiple executive leadership roles including as President of Lilly USA, LLC, the largest affiliate of Eli Lilly and Company, General Counsel of HHS, Deputy Secretary of HHS, and Partner at Wiley Rein LLP. He currently serves as an Adjunct Professor of Business and Distinguished Executive-in-Residence at the University of Miami Patti and Allan Herbert Business School. He also serves as a member of the Board of Trustees at the Aspen Institute, chairman of the board of LifeScience Logistics, a member of the boards of Global Health/MCS, AbsoluteCare, and Interwell Health, and as an advisor at Foresite Capital, a member of the advisory board of Milken Institute’s FasterCures, and a member of the Department of Health Policy Advisory Board at the Stanford University School of Medicine.

About Guardant Health
Guardant Health is a leading precision oncology company focused on guarding wellness and giving every person more time free from cancer. Founded in 2012, Guardant is transforming patient care and accelerating new cancer therapies by providing critical insights into what drives disease through its advanced blood and tissue tests, real-world data and AI analytics. Guardant tests help improve outcomes across all stages of care, including screening to find cancer early, monitoring for recurrence in early-stage cancer, and treatment selection for patients with advanced cancer. For more information, visit guardanthealth.com and follow the company on LinkedIn, X (Twitter) and Facebook.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws, including statements regarding the potential utilities, values, benefits and advantages of Guardant Health’s liquid biopsy tests or assays, which involve risks and uncertainties that could cause the actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors. These and additional risks and uncertainties that could affect Guardant Health’s financial and operating results and cause actual results to differ materially from those indicated by the forward-looking statements made in this press release include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in its Annual Report on Form 10-K for the year ended December 31, 2024, and any current and periodic reports filed with or furnished to the Securities and Exchange Commission thereafter. The forward-looking statements in this press release are based on information available to Guardant Health as of the date hereof, and Guardant Health disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Guardant Health’s views as of any date subsequent to the date of this press release.

Investor Contact:
Zarak Khurshid
investors@guardanthealth.com

Media Contact:
Meaghan Smith
press@guardanthealth.com